UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

HARTE HANKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Richard B. Aldridge, Esq.	Justin W. Chairman, Esq.
Morgan, Lewis & Bockius LLP	Morgan, Lewis & Bockius LLP
1701 Market Street	1701 Market Street
Philadelphia, PA 19103-2921	Philadelphia, PA 19103-2921
(215) 963-4829	(215) 963-5061

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of the transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Harte Hanks, Inc., a Delaware corporation (“Harte Hanks” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2017 Annual Meeting of Stockholders to be held on Thursday, August 17, 2017 and at any and all adjournments or postponements thereof (the “2017 Annual Meeting”). Harte Hanks has not yet filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2017 Annual Meeting.

Press Release dated June 16, 2017

Attached hereto is Harte Hanks’ press release, dated June 16, 2017 confirming that it had received notice from Sidus Investment Partners, L.P. of its intention to nominate two candidates to stand for election to Harte Hanks’ Board of Directors at the 2017 Annual Meeting.

Important Additional Information and Where to Find It

Harte Hanks, its directors and/or its director nominees and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Harte Hanks’ stockholders in connection with the 2017 Annual Meeting. Harte Hanks plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2017 Annual Meeting (the “2017 Proxy Statement”).

STOCKHOLDERS ARE URGED TO READ THE 2017 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HARTE HANKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2017 Proxy Statement and other materials to be filed with the SEC in connection with the 2017 Annual Meeting. Such information can also be found in Harte Hanks’ definitive proxy statement for the 2016 Annual Meeting of Stockholders, filed with the SEC on April 11, 2016. To the extent holdings of Harte Hanks’ securities have changed since the amounts shown in the definitive proxy statement for the 2016 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2017 Proxy Statement (including any amendments or supplements thereto) and any other documents filed by Harte Hanks with the SEC in connection with the 2017 Annual Meeting at the SEC’s website (www.sec.gov), at Harte Hanks’ website (www.hartehanks.com), or by writing to the Company’s Corporate Secretary at Harte Hanks, 9601 McAllister Freeway, Suite 610, San Antonio, Texas 78216, or by calling Harte Hanks’ Corporate Secretary at (210) 829-9000.

NEWS RELEASE

FOR IMMEDIATE RELEASE

June 16, 2017

Contact:

Scott Hamilton

Public & Investor Relations

(303) 214 - 5563

scott.hamilton@hartehanks.com

HARTE HANKS CONFIRMS RECEIPT OF DIRECTOR NOMINATIONS NOTICE

No Stockholder Action Required at this Time

San Antonio, Texas – Harte Hanks (NYSE: HHS), a leader in customer relationships, experiences and interaction-led marketing, today confirmed that it has received notice from Sidus Investment Partners, L.P. of its intention to nominate two candidates to stand for election to the Company’s Board of Directors at Harte Hanks’ 2017 Annual Meeting of Stockholders, to be held on Thursday, August 17, 2017.

Harte Hanks issued the following statement:

“The Board of Directors and management team of Harte Hanks are committed to acting in the best interests of the Company and all Harte Hanks’ stockholders. Harte Hanks strives to maintain constructive, ongoing communications with all of its stockholders and welcomes their views and opinions with the goal of enhancing value for all stockholders. Our Board is comprised of seven very experienced and highly qualified directors, all of whom are actively engaged in the oversight and/or management of the Company. Our priority remains executing our strategic turnaround plan, nevertheless the Board will review the nomination notice and present its recommended nominees for the two director positions up for election at the 2017

Annual Meeting in Harte Hanks’ definitive proxy statement and other materials, to be filed with the Securities and Exchange Commission and mailed to all stockholders eligible to vote at the 2017 Annual Meeting.”

Morgan, Lewis & Bockius LLP is serving as legal advisor to Harte Hanks.

Important Additional Information and Where to Find It:

Harte Hanks, its directors and/or its director nominees and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Harte Hanks’ stockholders in connection with the 2017 Annual Meeting. Harte Hanks plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2017 Annual Meeting (the “2017 Proxy Statement”).

STOCKHOLDERS ARE URGED TO READ THE 2017 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HARTE HANKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2017 Proxy Statement and other materials to be filed with the SEC in connection with the 2017 Annual Meeting. Such information can also be found in Harte Hanks’ definitive proxy statement for the 2016 Annual Meeting of Stockholders, filed with the SEC on April 11, 2016. To the extent holdings of Harte Hanks’ securities have changed since the amounts shown in the definitive proxy statement for the 2016 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2017 Proxy Statement (including any amendments or supplements thereto) and any other documents filed by Harte Hanks with the SEC in connection with the 2017 Annual Meeting at the SEC’s website (www.sec.gov), at Harte Hanks’ website (www.hartehanks.com), or by writing to the Company’s Corporate Secretary at Harte Hanks, 9601 McAllister Freeway, Suite 610, San Antonio, Texas 78216, or by calling Harte Hanks’ Corporate Secretary at (210) 829-9000.

About Harte Hanks:

Harte Hanks is a global marketing services firm specializing in multi-channel marketing solutions that connect our clients with their customers in powerful ways.  Experts in defining, executing and optimizing the customer journey, Harte Hanks offers end-to-end marketing services including consulting, strategic assessment, data, analytics, digital, social, mobile, print, direct mail and contact center. From visionary thinking to tactical execution, Harte Hanks delivers smarter customer interactions for some of the world’s leading brands. Harte Hanks’ 5,000+ employees are located in North America, Asia-Pacific and Europe. For more information, visit Harte Hanks at www.hartehanks.com, call 800-456-9748, or email us at pr@hartehanks.com.  Follow us on Twitter @hartehanks or Facebook at https://www.facebook.com/HarteHanks.

As used herein, “Harte Hanks” or “the Company” refers to Harte Hanks, Inc.  and/or its applicable operating subsidiaries, as the context may require.  Harte Hanks’ logo and name are trademarks of Harte Hanks.

Note Regarding Forward-looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events, and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”,

“expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions. These forward-looking statements include the Company’s beliefs or expectations relating to the director nominations discussed above. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results to be materially different from any future results expressed or implied by such forward-looking statements. All forward-looking statements are based on information available to the Company as of the date of this press release, and the Company assumes no obligation to update such statements.